INCOME TAXES - Deferred taxes (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets
Accrued expenses		$ 335
Stock-based compensation	$ 98	11
Capitalized startup costs	35	38
Net operating losses	6,176	1,200
Total deferred tax assets	6,309	1,584
Less: valuation allowance	$ (6,309)	$ (1,584)